QCM ABSOLUTE RETURN FUND

Supplement to the Prospectus dated February 28, 2007

Supplement dated January 10, 2008

The Board of Trustees of Unified Series Trust has determined to redeem all outstanding shares of QCM Absolute Return Fund (the “Fund”) and to cease operations of the Fund following notice from the Fund’s investment adviser that it no longer plans to continue managing the Fund due to low and declining Fund assets and increasing operating and regulatory costs borne by the adviser.

The Fund is no longer accepting purchase orders for its shares and it will close effective as of January 31, 2008 (the “Closing Date”). Shareholders may redeem their Fund shares at any time prior to the Closing Date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s prospectus. Shareholders may redeem their shares any time prior to the Closing Date. Any shareholders that have not redeemed their shares prior to the Closing Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

The Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are a trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2007, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (866) 726-0044.